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                                                                    EXHIBIT 23.1


The Board of Directors
Aeronomics Incorporated:



We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                         KPMG PEAT MARWICK LLP


Atlanta, Georgia
June 23, 1996